Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information presents the combination of the financial information of MAC, the DePalma Companies, and New MAC adjusted to give effect to the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. Defined terms included below have the same meaning as terms defined and included elsewhere in this Current Report and, if not defined in this Current Report, the proxy statement/prospectus and/or the New MAC Annual Report on Form 10-K filed with the SEC on April 7, 2025 and/or the New MAC Quarterly Report on Form 10-Q filed with the SEC on May 15, 2025.

The historical financial information of MAC, the DePalma Companies, and New MAC was derived from the unaudited financial statements of MAC, the DePalma Companies, and New MAC, respectively, as of March 31, 2025 and for the three months ended March 31, 2025 included in the New MAC Quarterly Report on Form 10-Q, and the audited financial statements of MAC, the DePalma Companies, and New MAC, respectively, as of December 31, 2024 and for the year ended December 31, 2024 included in the MAC Annual Report on Form 10-K filed with the SEC on April 3, 2025 and the New MAC Annual Report on Form 10-K, as applicable. This information should be read together with MAC’s, the DePalma Companies’, and New MAC’s separate financial statements and related notes thereto, the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and other financial information included in the respective Quarterly Report on Form 10-Q of New MAC and Annual Reports on Form 10-K of MAC and New MAC.

The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with U.S. GAAP. Under this method of accounting, MAC is treated as the “acquired” company for financial reporting purposes. The DePalma Companies have been determined to be the accounting acquirer because the DePalma Companies, as a group, have the largest voting interest in New MAC upon consummation of the Business Combination, they represent a significant majority of the assets and operations of the combined company, and the principal physical locations for the combined company will remain consistent with the DePalma Companies’ locations. New MAC has been determined to be the surviving company in connection with the Business Combination and has had no prior operating activities.

The unaudited pro forma condensed combined balance sheet as of March 31, 2025 assumes that the Business Combination and related transactions occurred on March 31, 2025. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2025 and for the year ended December 31, 2024 give pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2024.

These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have been obtained had the Business Combination and related transactions actually been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

Description of the Business Combination

On February 14, 2023, MAC entered into the Business Combination Agreement with MAM, the DePalma Companies, New MAC, and Merger Sub. On April 7, 2025, the Business Combination was consummated. MAC’s stockholders approved the transactions contemplated by the Business Combination Agreement at a special meeting of stockholders held on March 25, 2025, pursuant to which MAC agreed to combine with the DePalma Companies in the Business Combination that resulted in New MAC becoming a public company. Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, the Business Combination was effected as follows: (i) immediately prior to the consummation of the transactions contemplated by the Business Combination Agreement, New MAC and the DePalma Companies effected the Pre-Closing Transactions, resulting in New MAC becoming the owner of approximately 83.7% of the DePalma Companies, as described below, with the remaining 16.3% continuing owned by certain limited partners of the DePalma Companies, and (ii) Merger Sub merged with and into MAC, with MAC surviving as a wholly-owned subsidiary of New MAC.

On April 10, 2025, New MAC’s common stock and warrants began trading on the OTCQX market under the symbols “MGTE” and “MGTEW”, respectively.

The Pre-Closing Transactions

Prior to the Business Combination, the DePalma Companies were each managed and owned by their respective members (collectively, and together with their respective feeder funds and affiliates, the “DePalma Equityholders”), each of which were managed and controlled by MAM and its affiliates. DePalma Equityholders are a group of limited liability companies and limited partnerships, each of which was formed by MAM and its affiliates for investment purposes. DePalma I’s members consist of Marblegate Tactical Master Fund I, L.P., a Delaware limited partnership, Marblegate Special Opportunities Master Fund, L.P., a Cayman Islands exempted limited partnership, Marblegate Strategic Opportunities Master Fund I, LP, a Delaware limited partnership, Marblegate Partners Master Fund I, L.P., a Cayman Islands exempted limited partnership, Marblegate Tactical III Master Fund I, LP, a Cayman Islands exempted limited partnership and Marblegate Cobblestone Master Fund I, LP, a Delaware limited partnership, and DePalma II’s members consist of Marblegate Tactical Master Fund II, L.P., a Delaware limited partnership, DePalma Dispatch Inc., a Delaware corporation and an entity indirectly 100% owned by Marblegate Special Opportunities Master Fund, L.P., a Cayman Islands exempted limited partnership, Marblegate Strategic Opportunities Master Fund I, LP, a Delaware limited partnership, Marblegate Partners Master Fund II, L.P., a Cayman Islands exempted limited partnership, Marblegate Tactical III Master Fund II, L.P., a Delaware limited partnership and Marblegate Cobblestone Master Fund I, LP, a Delaware limited partnership.

Immediately prior to the transactions contemplated by the Business Combination Agreement, a series of transactions were effectuated between New MAC, the DePalma Companies and DePalma Equityholders (the “Pre-Closing Transactions”). The Pre-Closing Transactions consisted of a series of transfers of the DePalma Companies' equity from DePalma Equityholders to New MAC through a combination of contributions treated as non-taxable exchanges under Section 351 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and mergers structured as tax-free mergers under Section 368(a)(1)(A) of the Code. As a result of the Pre-Closing Transactions, approximately 83.7% of the total equity of the DePalma Companies is held by New MAC, with approximately 16.3% continuing to be owned by certain limited partners of the DePalma Companies. As a result of the Pre-Closing Transactions, DePalma Equityholders received share consideration in New MAC which was determined based on the DePalma Equity Value, one of the components of which is calculated using the Minimum Cash Amount. Each of the DePalma Equity Value and Minimum Cash Amount are defined in the Business Combination Agreement and further detailed within the proxy statement/prospectus. The Minimum Cash Amount is comprised of cash as available from both MAC and the DePalma Companies at closing of the Business Combination. Pursuant to the Business Combination Agreement, the parties agreed that, at closing, New MAC shall have sufficient cash to pay unpaid transaction expenses of both MAC and the DePalma Companies, and have cash to meet working capital needs of New MAC.

The following table summarizes the components of the merger consideration transferred from New MAC to the DePalma Equityholders upon consummation of the Business Combination:

DePalma I Equity Value
Minimum Cash	$29,597,424
Total Medallion Loan Value	230,813,054
DePalma I Equity Value	260,410,478
DePalma II Equity Value	369,134,166
Total DePalma Equity Value	$629,544,644
Per share merger consideration	$10.00
Shares of New MAC Common Stock issued to DePalma Equityholders	62,954,464

The following table summarizes the ownership of New MAC Common Stock immediately following the consummation of the Business Combination and related transactions:

	Number of Shares	Percentage of Outstanding Shares
DePalma Equityholders	62,954,464	85.2%
Public Stockholders(1)	3,197,002	4.3%
Sponsors' Founder Shares(2)	4,917,287	6.7%
Private Placement Shares(3)	371,785	0.5%
Anchor Founder Shares(4)	2,473,864	3.3%
Total	73,914,402	100.0%

(1)
Represents (i) 46,605 shares of MAC Class A Common Stock held by public stockholders following redemptions prior to consummation of the Business Combination, (ii) 2,912,182 Founder Shares and (iii) 238,215 Private Placement Shares that were transferred from the Sponsor to unaffiliated members of the Sponsor or their indirect beneficial owners prior to the consummation of the Business Combination, each of which were converted into shares of New MAC Common Stock upon the closing of the Business Combination.
(2)
Includes 4,917,287 total shares of MAC Class A and Class B Common Stock after the transfer of 2,912,182 Founder Shares noted above, each of which were converted into shares of New MAC Common Stock upon the closing of the Business Combination.
(3)
Consists of 371,785 Private Placement Shares owned by the Sponsor after the transfer of 238,215 Private Placement Shares noted above. Excludes 300,000 shares owned by Cantor that were forfeited at closing.
(4)
Reflects 2,473,864 Founder Shares held by the Anchor Investors purchased from the Sponsor.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2025

	MAC (Historical)	DePalma I (Historical)	DePalma II (Historical)	New MAC (Historical)	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Cash and cash equivalents	$91,453	$8,372,467	$26,806,407	$—	$4,074,710	A	$22,567,609
					(3,559,902)	B
					(9,542,526)	C
					(3,675,000)	D
Prepaid expenses and other current assets	73,146	—	96,231	—	—		169,377
Interest receivable	—	1,156,177	19,801	—	—		1,175,978
Due from related party	—	19,750	356,083	—	(375,833)	L	—
Loans held for investment, at fair value	—	212,026,685	56,322,043	—	—		268,348,728
Cash held in Trust Account	4,074,710	—	—	—	(4,074,710)	A	—
Property and equipment, net	—	—	11,263,463	—	—		11,263,463
Operating lease right-of-use asset, net	—	—	4,822,145	—	—		4,822,145
Intangible assets	—	—	350,302,113	—	—		350,302,113
Total assets	$4,239,309	$221,575,079	$449,988,286	$—	$(17,153,261)		$658,649,413

LIABILITIES, TEMPORARY EQUITY, AND STOCKHOLDERS' EQUITY
Operating lease liability, current portion	—	—	323,160	—	—		323,160
Accrued professional fees	—	1,296,071	120,199	—	—		1,416,270
Income taxes payable	65,547	—	—	—	—		65,547
Loan payments received in advance	—	371,413	445,583	—	—		816,996
Due to related party	—	356,083	—	19,750	(375,833)	L	—
Deposit liability - related party	—	—	7,963,053	—	—		7,963,053
Accounts payable and accrued expenses	595,381	272,426	309,098	133,391	2,752,205	C	4,062,501
Excise tax payable	64,879	—	—	—	—		64,879
Redemptions payable	3,559,902	—	—	—	(3,559,902)	B	—
Deferred legal fees	5,459,314	—	—	—	(2,500,000)	C	2,959,314
Service fee payable	—	452,832	—	—	—		452,832
Operating lease liability, net of current portion	—	—	4,518,310	—	—		4,518,310
Other liabilities	—	—	393,750	—	—		393,750
Promissory notes - related party	3,675,000	—	—	—	(3,675,000)	D	—
Warrant liability	72,800	—	—	—	—		72,800
Deferred underwriting fee payable	15,000,000	—	—	—	(3,000,000)	C	—
					(12,000,000)	K
Total liabilities	28,492,823	2,748,825	14,073,153	153,141	(22,358,530)		23,109,412

Temporary equity:
Class A common stock subject to possible redemption	514,806	—	—	—	(514,806)	E	—

Stockholders' equity (deficit):
New MAC common stock	—	—	—	—	(32)	B	7,391
					37	E
					6,295	G
					1,091	H
MAC Class A common stock	491	—	—	—	(491)	H	—
MAC Class B common stock	630	—	—	—	(630)	H	—
Additional paid-in capital	—	—	—	—	32	B	539,666,248
					514,769	E
					(24,922,582)	F
					654,735,092	G
					30	H
					834,800	I
					(103,495,893)	J
					12,000,000	K
Accumulated deficit	(24,769,441)	—	—	(153,141)	(6,794,731)	C	(7,629,531)
					24,922,582	F
					(834,800)	I
Members' capital	—	218,826,254	435,915,133	—	(654,741,387)	G	—
Non-controlling interest	—	—	—	—	103,495,893	J	103,495,893
Total stockholders' equity (deficit)	(24,768,320)	218,826,254	435,915,133	(153,141)	5,720,075		635,540,001
Total liabilities, temporary equity, and stockholders' equity	$4,239,309	$221,575,079	$449,988,286	$—	$(17,153,261)		$658,649,413

See accompanying notes to the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2025

	MAC (Historical)	DePalma I (Historical)	DePalma II (Historical)	New MAC (Historical)	Transaction Accounting Adjustments		Pro Forma Combined
Revenue:
Interest income	$—	$2,966,825	$319,401	$—	$—		$3,286,226
Other revenue	—	194,828	1,107,870	—	—		1,302,698
Total revenue	—	3,161,653	1,427,271	—	—		4,588,924
Operating Expenses:
Operating costs	(566,558)	—	—	—	—		(566,558)
Service fee expense	—	(1,050,000)	—	—	—		(1,050,000)
Depreciation expense	—	—	(539,222)	—	—		(539,222)
Professional fees	—	(1,466,096)	(870,752)	—	—		(2,336,848)
General and administrative	—	(67,803)	(361,196)	(91,619)	(1,995,165)	DD	(2,515,783)
Fleet servicing fees, net	—	—	(1,124,489)	—	—		(1,124,489)
Total expenses	(566,558)	(2,583,899)	(2,895,659)	(91,619)	(1,995,165)		(8,132,900)
(Loss) income from operations	(566,558)	577,754	(1,468,388)	(91,619)	(1,995,165)		(3,543,976)
Other (expense) income:
Interest earned on cash and investments held in Trust Account	30,027	—	—	—	(30,027)	AA	—
Change in fair value of warrant liabilities	(59,150)	—	—	—	—		(59,150)
(Losses) gains on loans held for investment, net	—	(3,133,102)	270,904	—	—		(2,862,198)
Gains from disposal of medallions	—	—	65,768	—	—		65,768
Total other (expense) income	(29,123)	(3,133,102)	336,672	—	(30,027)		(2,855,580)
Loss before provision for income taxes	(595,681)	(2,555,348)	(1,131,716)	(91,619)	(2,025,192)		(6,399,556)
Provision for income taxes	(7,482)	—	—	—	—		(7,482)
Net loss	(603,163)	(2,555,348)	(1,131,716)	(91,619)	(2,025,192)		(6,407,038)
Plus: Net loss attributable to noncontrolling interest	—	—	—	—	692,690	EE	692,690
Net loss attributable to New MAC	$(603,163)	$(2,555,348)	$(1,131,716)	$(91,619)	$(1,332,502)		$(5,714,348)

Net loss per share (Note 4):
Basic and diluted weighted average shares outstanding, Class A common stock	347,394
Basic and diluted net loss per common share, Class A common stock	$(0.05)
Basic and diluted weighted average shares outstanding, Class B common stock and non-redeemable Class A common stock	11,213,333
Basic and diluted net loss per common share, Class B common stock and non-redeemable Class A common stock	$(0.05)
Weighted average shares outstanding - basic and diluted		537,003,295	87,411,513	—
Net income (loss) per share - basic and diluted		$—	$(0.01)	$—
Weighted average shares outstanding attributable to New MAC - basic and diluted							73,914,402
Net loss per share attributable to New MAC - basic and diluted							$(0.08)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

	MAC (Historical)	DePalma I (Historical)	DePalma II (Historical)	New MAC (Historical)	Transaction Accounting Adjustments		Pro Forma Combined
Revenue:
Interest income	$—	$14,672,363	$543,682	$—	$—		$15,216,045
Other revenue	—	5,788,139	—	—	—		5,788,139
Total revenue	—	20,460,502	543,682	—	—		21,004,184
Operating Expenses:
Operating and formation costs	(2,572,136)	—	—	—	—		(2,572,136)
Service fee expense	—	(4,450,000)	—	—	—		(4,450,000)
Depreciation expense	—	—	(1,883,838)	—	—		(1,883,838)
Professional fees	—	(4,581,954)	(2,918,289)	—	—		(7,500,243)
General and administrative	—	(201,968)	(340,515)	(44,325)	(7,980,662)	DD	(8,567,470)
Fleet servicing fees, net	—	—	(542,374)	—	—		(542,374)
Total expenses	(2,572,136)	(9,233,922)	(5,685,016)	(44,325)	(7,980,662)		(25,516,061)
Income (loss) from operations	(2,572,136)	11,226,580	(5,141,334)	(44,325)	(7,980,662)		(4,511,877)
Other income:
Interest earned on cash and marketable securities held in Trust Account	253,924	—	—	—	(253,924)	AA	—
Stock compensation expense	—	—	—	—	(834,800)	CC	(834,800)
Change in fair value of warrant liabilities	(6,143)	—	—	—	—		(6,143)
Transaction costs associated with the Business Combination	—	—	—	—	(6,237,432)	BB	(6,237,432)
Gains on loans held for investment, net	—	3,167,604	—	—	—		3,167,604
Gains from sale of medallions	—	—	83,000	—	—		83,000
Gains from in-kind medallion transfers, net - related parties	—	—	19,754	—	(19,754)	FF	—
Total other income	247,781	3,167,604	102,754	—	(7,345,910)		(3,827,771)
Income (loss) before provision for income taxes	(2,324,355)	14,394,184	(5,038,580)	(44,325)	(15,326,572)		(8,339,648)
Provision for income taxes	(70,162)	—	—	—	—		(70,162)
Net income (loss)	(2,394,517)	14,394,184	(5,038,580)	(44,325)	(15,326,572)		(8,409,810)
Less: Net income attributable to noncontrolling interest	—	—	—	—	(85,704)	EE	(85,704)
Net income (loss) attributable to New MAC	$(2,394,517)	$14,394,184	$(5,038,580)	$(44,325)	$(15,412,276)		$(8,495,514)

Net income (loss) per share (Note 4):
Basic and diluted weighted average shares outstanding, Class A common stock	555,372
Basic and diluted net loss per common share, Class A common stock	$(0.20)
Basic and diluted weighted average shares outstanding, Class B common stock and non-redeemable Class A common stock	11,213,333
Basic and diluted net loss per common share, Class B common stock and non-redeemable Class A common stock	$(0.20)
Weighted average shares outstanding - basic and diluted		537,003,295	87,411,513	—
Net income (loss) per share - basic and diluted		$0.03	$(0.06)	$—
Weighted average shares outstanding attributable to New MAC - basic and diluted							73,914,402
Net loss per share attributable to New MAC - basic and diluted							$(0.11)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Description of the Business Combination

The unaudited pro forma condensed combined balance sheet as of March 31, 2025 assumes that the Business Combination and related transactions occurred on March 31, 2025. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2025 and for the year ended December 31, 2024 give pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2024.

The pro forma adjustments reflecting the consummation of the Business Combination and related transactions are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed combined pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and related transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information. MAC, the DePalma Companies and New MAC did not have a significant historical operating relationship prior to the Business Combination, however, MAC and the DePalma Companies had existing related party relationships as detailed elsewhere in the proxy statement/prospectus, and New MAC and the DePalma Companies had amounts due to and from each other for working capital purposes that have been eliminated by pro forma Adjustment L below. No other pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined financial information does not include corporate income tax effects of New MAC as the parties to the Business Combination are evaluating the post-closing tax implications and related accounting policies of the combined company. Accordingly, the unaudited pro forma condensed combined financial information may incorporate the historical tax effects of MAC and resulting tax payments made by MAC prior to closing of the Business Combination, however the condensed combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the parties to the Business Combination filed consolidated income tax returns during the periods presented, nor does it reflect the amounts of pro forma deferred tax assets or liabilities as of the periods presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and related transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of New MAC. They should be read in conjunction with the separate historical financial statements and notes thereto of MAC, the DePalma Companies, and New MAC included elsewhere in the respective Quarterly Report on Form 10-Q of New MAC and Annual Reports on Form 10-K of MAC and New MAC.

Note 2. Accounting Policies

Management is performing a comprehensive review of the entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of these entities which, when confirmed, could have a material impact on the financial statements of the post-closing New MAC. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information, however as noted above, the parties to the Business Combination are evaluating the income tax accounting policies of the combined company. The unaudited pro forma condensed combined financial information does not assume any differences in accounting policies except for income tax accounting policies undergoing evaluation.

Note 3. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and related transactions and has been prepared for informational purposes only. The unaudited pro forma condensed combined financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the separate historical unaudited financial statements of MAC, the DePalma Companies and New MAC included within the Quarterly Report on Form 10-Q of New MAC and the audited financial statements of MAC, the DePalma Companies and New MAC included within the respective Annual Reports on Form 10-K of MAC and New MAC.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. MAC has elected not to present management adjustments and is only presenting transaction accounting adjustments in the unaudited pro forma condensed combined financial information.

The pro forma basic and diluted net income (loss) per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of shares of New MAC Common Stock outstanding, assuming the Business Combination and related transactions occurred on January 1, 2024.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2025 are as follows:

Transaction Accounting Adjustments

A.
Represents the reclassification of $4,074,710 held in the Trust Account as of March 31, 2025, inclusive of interest earned on the Trust Account, to cash and cash equivalents that becomes available at closing of the Business Combination, prior to additional redemptions from the Trust Account before closing.
B.
Reflects the additional redemptions of 322,274 shares of MAC Class A Common Stock prior to closing of the Business Combination, for aggregate payments to redeeming Public Stockholders of $3,559,902 at a redemption price of $11.05 per share, allocated to common stock and additional paid-in capital using per value $0.0001 per share.
C.
Represents estimated non-recurring transaction costs of $14,794,731 inclusive of accounting, advisory, legal, underwriting and other fees that are expensed as part of the Business Combination, of which $9,542,526 was paid at or prior to closing of the Business Combination and subsequent to March 31, 2025, and $5,252,205 is to be paid after closing of the Business Combination. Of the amounts paid at closing of the Business Combination, $3,000,000 is within deferred underwriting fee payable as of March 31, 2025, following the underwriter’s waiver of $12,000,000 of such deferred underwriting fees (see Adjustment K below), and $2,500,000 was accrued within deferred legal fees as of March 31, 2025. Of the amounts to be paid after closing of the Business Combination, an additional $2,500,000 remains accrued within deferred legal fees as of March 31, 2025 and $2,752,205 has been accrued within accounts payable and accrued expenses.
D.
Reflects the repayment of certain MAC related party promissory notes totaling $3,675,000 that were paid at closing of the Business Combination.
E.
Reflects the reclassification of $514,769 of MAC Common Stock that was subject to possible redemption as of March 31, 2025 to permanent equity.
F.
Reflects the reclassification of MAC’s and New MAC’s historical accumulated deficits into additional paid-in capital as part of the reverse recapitalization.
G.
Represents the recapitalization of DePalma I and DePalma II outstanding equity into New MAC common stock and additional paid-in capital as a result of the reverse recapitalization.

H.
Represents the exchange of 4,610,000 shares of MAC Class A Common Stock and 6,303,333 shares of Class B Common Stock into 10,913,333 shares of New MAC Common Stock, following the Founder Conversion and waiver and forfeiture of 300,000 Private Placement Shares owned by Cantor at closing.
I.
Reflects stock-based compensation expense of $834,800 related to shares transferred by the Sponsor to certain directors of MAC as per ASC 718 - Stock-based Compensation. Prior to the consummation of the MAC IPO, the Sponsor assigned an aggregate of 100,000 shares of MAC Class B Common Stock to these directors at a purchase price of $0.002 per share. The performance condition for the vesting of the shares is achieved upon the closing of the Business Combination, therefore, the expense has been presented as a pro forma adjustment to additional paid-in capital and accumulated deficit.
J.
Reflects non-controlling interests of 16.3% of certain limited capital partners of the DePalma Companies that retained interest in the DePalma Companies post-Business Combination.
K.
Reflects the reduction in deferred underwriting fees paid at closing of the Business Combination pursuant to the waiver of $12,000,000 of such fees by Cantor.
L.
Reflects the elimination of historical amounts due to and from the DePalma Companies and New MAC, respectively, as these transactions will be eliminated within the consolidation of New MAC.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2025 and for the year ended December 31, 2024 are as follows:

AA.
Reflects the elimination of investment income on the Trust Account.
BB.
Reflects transaction costs of $6,237,432 paid or accrued subsequent to March 31, 2025 or at closing of the Business Combination, as if incurred on January 1, 2024, the date the Business Combination occurred for the purposes of the unaudited pro forma condensed combined statement of operations. This is a non-recurring item.
CC.
Reflects stock-based compensation expense of $834,800 related to shares transferred by the Sponsor to certain directors of MAC as per ASC 718 - Stock-based Compensation. Prior to the consummation of the MAC IPO, the Sponsor assigned an aggregate of 100,000 Founder Shares to these directors at a purchase price of $0.002 per share. The performance condition for the vesting of the shares is achieved upon the Closing of the Business Combination. This is a non-recurring item.
DD.
Reflects estimated management fees to be incurred for services provided by MAM pursuant to the Management Services Agreement that was executed upon closing of the Business Combination and further detailed within the New MAC Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The pro forma management fee presented is calculated on a quarterly basis as 0.375% multiplied by the pro forma net assets attributable to New MAC stockholders as of March 31, 2025.
EE.
Reflects net income attributable to non-controlling interests of 16.3% of certain limited partners of DePalma I and DePalma II that retained interest in the DePalma Companies post-Business Combination.
FF.
Reflects the elimination of realized gains on in-kind transfers of taxi medallions between DePalma II and DePalma I of $19,754 for the year ended December 31, 2024 as these transactions will be eliminated within the consolidation of New MAC.

Note 4. Net Loss per Share

Net loss per share was calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination and the related transactions, assuming the shares were outstanding since January 1, 2024. As the Business Combination and the related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination and related transactions have been outstanding for the entirety of the period presented.

	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2024
Pro forma net loss attributable to New MAC	$(5,714,348)	$(8,495,514)
Weighted average shares outstanding - basic and diluted	73,914,402	73,914,402
Pro forma net loss per share attributable to New MAC - basic and diluted	$(0.08)	$(0.11)
Potentially dilutive securities:
Public Warrants	15,000,000	15,000,000
Private Placement Warrants	305,000	305,000

(1)
Pro forma net loss per share attributable to New MAC includes the related pro forma adjustments as referred to within the section “Unaudited Pro Forma Condensed Combined Financial Information.”
(2)
The potentially dilutive outstanding securities were excluded from the computation of pro forma net loss per share attributable to New MAC - basic and diluted, because their effect would have been anti-dilutive or the issuance or vesting of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the periods presented.